Exhibit 10.1

NOTE AMENDMENT

This Amendment, dated as of ___________ 2014 (this “Amendment”), by and between California Gold Corp. (the “Company”) and the investor set forth on the signature page hereto (the “Noteholder”), has been executed for the purpose of amending that certain 10% Convertible Promissory Note issued by the Company to the Noteholder on February 7, 2014 and/or March 3, 2014, as applicable (each, a “Note”).

In consideration of the premises, the mutual agreements contained herein and other good and valuable consideration, the receipt and adequacy of which hereby are acknowledged, the undersigned agree as follows:

1.           The “Maturity Date” in Section 1.01 of the Note is hereby extended to November 2, 2014.

2.           Except as modified and amended herein, all of the terms and conditions of the
Note shall remain in full force and effect.

3. This Amendment may be executed in one or more counterparts, each of which shall, for all purposes, be deemed an original and all of such counterparts, taken together, shall constitute one and the same Amendment.

4. This Amendment and the rights of the parties hereto shall be interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws.

[SIGNATURE PAGE FOLLOWS IMMEDIATELY]

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the day and year first above written.

NOTEHOLDER                                                                CALIFORNIA GOLD CORP.

_______________________________                   By:_______________________________
Name:                                                                                      Name:
Title:                                                                                        Title: